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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): MAY 5, 2000



                            SIERRA PACIFIC RESOURCES
           ---------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


                                     NEVADA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)




        1-8788                                           88-0198358
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


P.O. BOX 30150 (6100 NEIL ROAD), RENO, NEVADA                           89511
---------------------------------------------                         ----------
  (Address of principal executive offices)                            (Zip Code)



                                  775-834-4011
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS


     On May 5, 2000, Sierra Pacific Resources issued a press release announcing financial results for the quarter ended March 31, 2000. A copy of the press release is filed herewith as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.


(c)      Exhibits.


         99.1     Sierra Pacific Resources - Press Release issued May 5, 2000.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:            MAY 5, 2000

                                                     SIERRA PACIFIC RESOURCES


                                                     By: /S/ WILLIAM E. PETERSON
                                                        ------------------------
                                                          William E. Peterson
                                                  Title: Senior Vice President,
                                                         General Counsel and
                                                         Corporate Secretary

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                                  EXHIBIT INDEX


EXHIBIT                             DESCRIPTION

99.1            Sierra Pacific Resources - Press Release issued May 5, 2000.